SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):     March 5, 2002


                       UNIVIEW TECHNOLOGIES CORPORATION
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



           Texas                      2-93668-FW              75-1975147
 (State of incorporation)        Commission File Number      (IRS Employer
                                                          Identification No.)

     17300 North Dallas Parkway, Suite 2050,                     75248
                  Dallas, Texas                                (Zip Code)
     (Address of principal executive offices)

                                (972) 233-0900
             (Registrant's telephone number, including area code)

 ITEM 5.   OTHER INFORMATION

      On Tuesday, March 5, 2002, uniView Technologies Corporation issued a press release relating to the redemption of its Series 1999-D1 Convertible Preferred Stock with the issuance of its Series 2002-G Convertible Preferred Stock, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements:  None.

      (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               uniView Technologies Corporation
                                    (Registrant)

                               By: /s/ Billy J. Robinson
                                   ---------------------
                                    Billy J. Robinson
                                    Vice President, Secretary and
                                    General Counsel

 Date:     March 19, 2002

                                EXHIBIT INDEX

 Exhibit
 Number                   Description of Exhibits
 ------                   -----------------------
 4.1* Certificate of Designation of registrant's Series 2002-G Convertible Preferred Stock.

 99.1*     Press release of registrant dated March 5, 2002.

 99.2* Securities Purchase Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd. relating to the redemption of registrant's Series 1999-D1 Convertible Preferred Stock with Series 2002-G Convertible Preferred Stock.

 99.3* Registration Rights Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd. relating to the registration of the shares of common stock underlying registrant's Series 2002-G Convertible Preferred Stock.

 99.4* Settlement and Mutual Release Agreement dated March 5, 2002 between registrant and Brown Simpson Partners I, Ltd. relating to the redemption of registrant's Series 1999-D1 Convertible Preferred Stock with Series 2002-G Convertible Preferred Stock.
 _______________
 *  Filed herewith.